UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

Amendment No. 1

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 29, 2008 (July 14, 2008)

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed on Form 8-K filed on July 15, 2008, Black Hills Corporation (the “Company”) completed the purchase from Aquila, Inc. (“Aquila”) of Aquila’s gas utilities in Colorado, Iowa, Kansas and Nebraska, and the electric utility in Colorado, together with certain related assets, for $940 million in cash. This Form 8-K/A amends the Form 8-K filed on July 15, 2008 by amending and restating Item 9.01 Financial Statements and Exhibits to include the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(1)

Audited combined financial statements of the Aquila Utilities to be Acquired by Black Hills, including the combined balance sheets as of December 31, 2007 and 2006 and the related combined statements of income, changes in parent company investment and cash flows for the years ended December 31, 2007 and 2006, and the notes thereto, are being filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(2)

Unaudited interim period combined financial statements of Aquila Utilities to be Acquired by Black Hills, including the combined balance sheet as of June 30, 2008, the related combined statements of income and cash flows for the six months ended June 30, 2008 and 2007, and the notes thereto, are being filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited condensed combined pro forma financial statements of the Company, including the condensed combined pro forma balance sheet as of June 30, 2008, the pro forma condensed combined statements of income for the six months ended June 30, 2008 and for the year ended December 31, 2007, and the notes thereto, giving effect to the Company’s previously disclosed July 11, 2008 sale of seven power plants and its acquisition of the Aquila utilities, are being filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

	Exhibit No.	Description

	23.1	Consent of Independent Registered Public Accounting Firm.

	99.1*	Press release of Black Hills Corporation, dated July 14, 2008.

99.2

Audited Combined Balance Sheets of the Aquila Utilities to be Acquired by Black Hills as of December 31, 2007 and 2006, and the related Combined Statements of Income, Changes in Parent Company Investment, and Cash Flows for the years then ended, and the notes thereto.

99.3

Unaudited Combined Balance Sheet of the Aquila Utilities to be Acquired by Black Hills as of June 30, 2008, the related combined Statements of Income and Cash Flows for the six months ended June 30, 2008 and 2007, and the notes thereto.

99.4

Unaudited Condensed Combined Pro Forma financial statements of Black Hills, including the Condensed Combined Pro Forma Balance Sheet as of June 30, 2008, the Condensed Combined Pro Forma Statements of Income for the six months ended June 30, 2008 and for the year ended December 31, 2007, and the notes thereto.

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*	Previously filed on Black Hills Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

	By:	/S/ ANTHONY S. CLEBERG
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: September 29, 2008

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1*	Press release of Black Hills Corporation, dated July 14, 2008.

99.2

Audited Combined Balance Sheets of the Aquila Utilities to be Acquired by Black Hills as of December 31, 2007 and 2006, the related Combined Statements of Income, Changes in Parent Company Investment, and Cash Flows for the years then ended, and the notes thereto.

99.3

Unaudited Combined Balance Sheet of the Aquila Utilities to be Acquired by Black Hills as of June 30, 2008, the related combined Statements of Income and Cash Flows for the six months ended June 30, 2008 and 2007, and the notes thereto.

99.4

Unaudited Condensed Combined Pro Forma financial statements of Black Hills, including the Condensed Combined Pro Forma Balance Sheet as of June 30, 2008, the Condensed Combined Pro Forma Statements of Income for the six months ended June 30, 2008 and for the year ended December 31, 2007, and the notes thereto.

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*	Previously filed on Black Hills Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2008.